Exhibit 32.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003 (the "Report") by CapSource Financial, Inc. ("Registrant"), I, Fred C. Boethling, the Chief Executive Officer of the Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CapSource Financial, Inc. and will be retained by CapSource Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


       DATE: October 15, 2003                  By: /s/ Fred C. Boethling
                                                   ---------------------------
                                               Name: Fred C. Boethling
                                               Chief Executive Officer